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                                                               Exhibit 1.10(a)

FIRST PENN-PACIFIC                   Executive Office: 10 North Martingale Road
LIFE INSURANCE CO.                              Schaumburg, Illinois 60173-2268
A member of Lincoln Financial Group                              (847) 466-8000

                                        Application for Life Insurance
                                                    Part I
Please Print Using Dark Ink

SECTION I -- PROPOSED INSURED #1 (Applicant/Owner unless otherwise noted in
Section III)

                                    Date of
Name:_____________________ Sex: ___ Birth:___/___/___ Age:____
     (First)(Middle)(Last)                 M   D   Y
State of           Social
Birth: ___________ Security No.:____________
Home Address: ________________________________________________
                        City         State             Zip
Phone # (Home) (___) __________
Marital Status: __ Occupation:________________________________
Employer: _________________________________________
Business Address: ____________________________________________
                        City         State             Zip
Phone #(Business) (___) ______________________________________

SECTION II - PROPOSED INSURED #2 (Contingent Owner, unless otherwise noted in
Section III) (Complete ONLY if applying for Second-to-Die Coverage)

                                    Date of
Name:_____________________ Sex: ___ Birth:___/___/___ Age:____
     (First)(Middle)(Last)                 M   D   Y
State of           Social
Birth: ___________ Security No.:____________
Home Address: ________________________________________________
                        City         State             Zip
Phone # (Home) (___) __________
Marital Status: __ Occupation:________________________________
Employer: _________________________________________
Business Address: ____________________________________________
                        City         State             Zip
Phone #(Business) (___) ______________________________________

SECTION III - APPLICANT/OWNER (or Payor)(Applicant must sign Page 4) (Name of Applicant/Owner (if other than Proposed Insured #1)

                           Date of
Name:_____________________ Birth:___/___/___
                                  M   D   Y
Social Security No.
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or Taxpayer I.D. No.:_______________________
Address: _____________________________________________________
                        City         State             Zip
Relationship to
Proposed Insured(s): ________________________________

Name of Contingent Owner (if other than Proposed Insured
#2)(applicable only to Second-to-Die Coverage)
                           Date of
Name:_____________________ Birth:___/___/___
                                  M   D   Y
Social Security No.
or Taxpayer I.D. No.:_______________________
All notices and reports will be sent to the Owner, unless otherwise specified in Third Party Designation.
Relationship to
Proposed Insured(s): ________________________________

SECTION IV - BENEFICIARY

Primary Beneficiary: (full name and relationship to Proposed Insured(s): ______
_______________________________________________________________________________
Contingent: (full name and relationship to Proposed Insured(s): _______________
_______________________________________________________________________________

NOTE: Unless otherwise noted, death benefits will be divided equally among multiple surviving beneficiaries.

SECTION V - POLICY BENEFITS AND PREMIUMS

Plan of Insurance: _________________ Specified Amount: _______
Premium Frequency:
__ Single Premium $_______________
Death Benefit Option __ Option 1 __ Option 2
__ Annual __ Semi-Annual
Rider(s):                          Other Riders (if available)
__ Quarterly __ PAC
Convalescent Care Benefits (Long-Term Care)
__ Waiver of Monthly Deduction     __ Other
__ 2 years and no extension __ ________________________
__ 2 years and 2 year extension __ ________________________
Premium Payment Schedule: (if other than single)
__ 3 years and lifetime extension __ ________________________
Planned Periodic Premium $____________________
__ Other Combination ____________ __
________________________
Additional Initial Premium $__________________

Amount submitted with App $ ______________

L-3900 AA (10/99)


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
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SECTION VI - NON-MEDICAL QUESTIONS                                   Proposed Insured #1       Proposed Insured #2
Has any Proposed Insured: (if yes, give name, date and
details in Section VIII)                                             Yes    No                 Yes    No
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
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(a) smoked cigarettes in the past 12 months                          ---    ---                ---    ---
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(b) used any other type of tobacco or nicotine product
within the past 12 months?                                           ---    ---                ---    ---
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(c) been a cigarette smoker, user of tobacco or nicotine
products in the past and quit? (If yes, indicate
month and year)                                                      ---    ---                ---    ---
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(d) piloted an aircraft within the last 3 years, or
has any intention of becoming a pilot?                               ---    ---                ---    ---
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(e) participated in a sport or avocation such as
vehicle racing, sky diving, hang gliding, or scuba diving?           ---    ---                ---    ---
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(f) any intention of traveling or residing outside
the U.S. or Canada within the next 2 years?                          ---    ---                ---    ---
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(g) within the past 3 years had their drivers
license suspended or revoked or been cited for more than
2 moving violations, or been convicted of DUI?                       ---    ---                ---    ---
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(h) received advice or treatment for the use of
alcohol or drugs, or been a member of A.A.?                          ---    ---                ---    ---
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(i) used marijuana, cocaine, heroin, amphetamines,
barbiturates, LSD, PCP or any other controlled substance
except that taken in doses as prescribed by a physician?             ---    ---                ---    ---
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SECTION VII - MEDICAL SECTION - Complete this section even if any of the Proposed Insured(s) will be medically examined.
Proposed Insured #1                      Proposed Insured #2
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1.(a) Height: ____ Ft. _____In.                                           1.(b) Height: ____ Ft. _____In.
Weight __________ lbs.                                                    Weight __________ lbs.
Weight Change in past year and reason?                                    Weight Change in past year and reason?
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Personal Physician's Name, Address                                        Personal Physician's Name, Address
and Phone Number__________________                                        and Phone Number___________________
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
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

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
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Circle conditions to which "yes" answers apply giving                Proposed Insured #1       Proposed Insured #2
details in Section VII.                                                   Yes    No                 Yes    No
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
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2. During the past 10 years, has any Proposed Insured:                    ---    ---                ---    ---
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(a) had or been advised to have an electrocardiogram, xray, diagnostic test, laboratory test or any surgical operation
which has not been performed?                                             ---    ---                ---    ---
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(b) had treatment in a clinic, hospital or other
medical facility?                                                         ---    ---                ---    ---
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3. Has any Proposed Insured had, been told they have, been
diagnosed or treated by a physical or taken medication for:
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(a) dizziness, syncope, vertigo, seizures, epilepsy, falls,
or any disease or disorder of the brain or nervous system?                ---    ---                ---    ---
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(b) depression, anxiety, psychosis, mental or nervous disorder
or consulted a psychiatrist or psychologist?                              ---    ---                ---    ---
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(c) chest pain, angina, heart attack, coronary artery
disease, heart surgery, congestive heart failure, heart murmur, palpitation, atrial fibrillation, or any other disease or
disorder of the heart or circulatory system?                              ---    ---                ---    ---
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(d) high blood pressure, stroke, TIA (transient ischemic
attack) peripheral vascular disease, aneurysm, disease or                 ---    ---                ---    ---
disorder of blood or arteries?
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(e) Parkinson's disease, tremor, multiple sclerosis,
Alzheimer's disease, dementia, memory loss?                               ---    ---                ---    ---
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(f) diabetes, disease or disorder of they thyroid, pancreas,
or other endocrine glands?                                                ---    ---                ---    ---
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(g) cancer, tumor, polyp, cyst, lymphoma, leukemia, or
other malignant disorder?                                                 ---    ---                ---    ---
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(h) asthma, emphysema, bronchitis, sleep apnea, or other
disease or disorder of the lung or respiratory system?                    ---    ---                ---    ---
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(i) disease of the kidney, bladder, prostate, breast, or
reproductive organs, urine abnormality or sexually
transmitted disease?                                                      ---    ---                ---    ---
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(j) cirrhosis of the liver, ulcerative colitis, Crohns
disease, hepatitis or other disease or disorder of the stomach,
liver, colon, rectum or intestines?                                       ---    ---                ---    ---
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(k) arthritis, osteoporosis, paralysis or disease or
disorder of the muscles, bones, joints or connective tissue?             ---    ---                ---    ---
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(l) Acquired Immune Deficiency Syndrome (AIDS), AIDS Related
Complex (ARC), or any other immunological disorder, or tested
positive for the HIV virus?                                               ---    ---                ---    ---
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(m) any disease or disorder of the eyes, ears, nose, throat,
skin or lymph glands?                                                     ---    ---                ---    ---
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4. Has any Proposed Insured within the past 5 years been
consulted, examined, or treated by any physician or practioner
for reasons not stated in this application?                               ---    ---                ---    ---
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5. Is any Proposed Insured currently taking any medications?
(If yes, please list them and prescribed doses.)                          ---    ---                ---    ---
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6. (a) Does any Proposed Insured have any impairment, whether mental or physical, for which any Proposed Insured needs or
receives assistance or supervision in performing any daily
living activities such as bathing, dressing, eating, transferring
or locomotion, toileting, or bowel and bladder control?                   ---    ---                ---     ---
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(b) Does any Proposed Insured use a wheelchair, walker or cane,
oxygen, catheter, dialysis machine, or other mechanical device?           ---    ---                ---     ---
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(c) Within the past 5 years, has any Proposed Insured been
confined or recommended admission to a nursing home or
received home heath care or is any Proposed Insured currently
confined to a hospital or nursing facility?                               ---    ---                ---    ---
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(d) Is any Proposed Insured currently covered by Medicaid?                ---    ---                ---    ---
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

L-3900 AA (10/99)


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
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SECTION VIII - DETAILS TO MEDICAL QUESTIONS IN SECTIONS VI AND VII
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                                                                                Name and Address of Attending Doctor of
Proposed Insured      Question #          Date           Details or Reason      Hospital
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(If more room needed, please use a separate sheet of paper and have the Proposed
Insured sign and date the form.)
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

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SECTION IX - EXISTING AND PENDING INSURANCE
Life and long-term care insurance in-force or pending on Proposed Insured(s)
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                                                                            Long-Term Care Max
Name of Insured     Company            Year of Issue     Life Amount$       Daily Benefit       Insured to be Replaced?
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

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                                                                              Proposed Insured #1       Proposed Insured #2
Regarding Proposed Insured(s): provide details to all "yes"                      Yes    No                 Yes    No
 answers in remarks section)
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
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(a) Will the policy applied for replace or change any life insurance or annuity policy currently in force with this or any other Company? (If yes complete
required state replacement form)                                               ----   ----               ----   ----
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(b) Has any life insurance lapsed, been surrendered or otherwise terminated in
the last 24 months?                                                            ----   ----               ----   ----
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(c) Does any Proposed Insured currently have, or within the past 12 months has any Proposed Insured had any long-term care policies or riders (including healthcare service or health maintenance organization contracts) in force or
pending?                                                                       ----   ----               ----   ----
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(d) Does any of the Proposed Insured's long-term care policies or riders include
Home Health Care coverage:                                                     ----   ----               ----   ----
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(e) Has any life or health insurance, nursing home or home health care coverage
applied for ever been declined, postponed or offered other than applied for?   ----   ----               ----   ----
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Remarks:




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

L-3900 AA (10/99)
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Third Party Designation

I, the Applicant/Owner understand that I have the right to designate a third party, in addition to myself, to receive copies of any grace period and lapse notices of my insurance coverage. I understand that no Power of Attorney is created by this designation and that no other policy information will be supplied to the designated third party. I understand that the additional notice will be mailed no later than 30 days after a premium payment is required and unpaid. I also understand that I will be given the opportunity to change my third party designation annually. My selection is as follows:
__ I elect NOT to designate a third party to receive any grace period or lapse notices.
__ I designate the person listed below to receive copies of any grace period or lapse notices.
Third Party Name: ____________________________________________
         Address: ____________________________________________
        Phone No. ______________________

Optional Inflation Protection Coverage (This coverage ONLY applies to the optional Extension of Convalescent Care (Long-Term Care) Benefits Rider.)
I have received the Outline of Coverage and the graphs that compare the benefits and premiums of the optional Extension of Convalescent Care Benefits Rider with and without inflation protection. I understand and agree that I will be issued the rider that includes the inflation protection UNLESS I sign the rejection statement below.
Rejection Statement: I hereby REJECT the Optional Inflation Protection.

______________________________________________________________
                (Signature of Applicant/Owner)

_____________________________
        (Date)

Statement of Understanding

By signing the section below, I (we) understand and agree that:
All statements and answers given on all Parts of this application, when required, are true, complete and correctly recorded to the best of my (our) knowledge and belief. I (We) understand that all such statements and answers are a part of this application and, therefore a part of any insurance policy issued. It is agreed that:

      (1) No agent or medical examiner can accept risks or make or change contracts or waive First Penn-Pacific's rights or requirements.

      (2)  No insurance shall take effect unless the Proposed Insured(s) is
           (are) alive and in the same condition of health as described in this application when the policy is delivered to the Owner and the full initial premium is paid. However, if the full initial premium is paid as set forth in the attached Conditional Receipt and this Receipt is delivered to the Owner, the terms of this Receipt shall apply.

      (3) Acceptance of a policy by the Owner shall constitute ratification of any changes made by First Penn-Pacific under "Executive Office Endorsements." In those states where it is required, changes in plan of insurance, amount, age at issue, classification of risks or benefits will be made only with the Owner's consent.

Fraud Notice

I understand that any person who submits an application or files a claim with the intent to defraud or helps commit a fraud against an insurer, as determined by a court of competent jurisdiction, is guilty of a crime.

Authorization to Obtain and Disclose Information

In conjunction with an application for insurance, the proposed insured(s) hereby authorize(s) any licensed physician, medical practitioner, hospital, clinic, Veterans Administration, or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution or person or consumer reporting agency who possesses information of me (us) or my (our) children to furnish such information to First Penn-Pacific Life Insurance Company or its reinsurers.

This authorization includes information about drugs, alcoholism or mental illness.

First Penn-Pacific Life Insurance Company or its reinsurers may make a brief report regarding me (us) or my (our) children to other companies to whom I (we) have applied or may apply.

I (We) authorize First Penn-Pacific Life Insurance Company and any reinsurer to obtain an investigative consumer report on me (us). I (We) understand that if a consumer report is prepared, I (We) will be interviewed in connection with this application.

I (We) elect not to have personal information disclosed to non-affiliates of First Penn-Pacific Life Insurance Company for purposes other than the marketing of insurance products and services.

This authorization will be valid from the date signed for a period of two and one-half years (30 months). I (We), or any person acting on my (our) behalf, may obtain a copy of this authorization by writing to First Penn-Pacific Life Insurance Company. A photographic copy of this authorization shall be as valid as the original.

I (We) have read the Optional Inflation Protection Coverage notice, the Statement of Understanding, the Fraud Notice, the Authorization to Obtain and Disclose Information and have received a copy of the Pre-Notification which includes the Medical Information Bureau notice and the Fair Credit Reporting Act notice. Caution: If your answers on this application are incorrect or untrue, First Penn-Pacific may have the right to deny benefits or rescind coverage.


Signed at _____________________________________________________________________
                              (City/State)
this date ____________________________
              (Month/Day/Year)

_______________________________________________________________________________
(Signature of Proposed Insured #1 if other than Applicant)

_______________________________________________________________________________
(Signature of Applicant/Owner if other than Proposed Insured(s))

_______________________________________________________________________________
(Signature of Proposed Insured #2 if other than applicable)

_______________________________________________________________________________
Signature of Witness/Agent


Executive Office Endorsement
(Not applicable in Pennsylvania or West Virginia)


Special Requests or Instructions

L-3900 AA (10/99)

69164v1